SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event  reported)  December 27, 1996 The
       Originators as listed below under a Pooling and Servicing Agreement dated as of November 30, 1996 providing for the issuance of The
              Money Store Asset Backed Certificates, Series 1996-D.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                           The Money Home Equity Corp.
                         The Money Store/Minnesota Inc.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)


              *                     33-98734            *
-------------------------------    -----------    ---------------
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
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 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000
                                                  --------------


                  N/A
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(Former name or former address, if changed since last report)

*     See Schedule A attached hereto.

Item 5. Other Events


     This Current Report on Form 8-K is being filed to file a copy of the consent of Coopers & Lybrand L.L.P., independent public accountants.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

         (c)  Exhibits
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              Exhibit No.
              -----------

                  23.1  Consent of Coopers & Lybrand, L.L.P.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              The Money Store/Minnesota Inc.
                              The Money Store/D.C. Inc.
                              The Money Store/Kentucky Inc.
                              The Money Store Home Equity Corp.
                              TMS Mortgage Inc.


                              By: /s/Morton Dear
                                 --------------------------------------
                                 Name: Morton Dear
                                 Title: Executive Vice President




Dated:  December 27, 1996

                                   Schedule A

                                     State of                IRS Employer
Registrant                           Incorporation           ID Number
----------                           -------------           ------------

TMS Mortgage Inc.                    New Jersey              22-3217781
The Money Store/D.C. Inc.            D.C.                    22-2133027
The Money Store/Kentucky Inc.        Kentucky                22-2459832
The Money Store/Home Equity
Corp.                                Kentucky                22-2522232
The Money Store/Minnesota
Inc.                                 Minnesota               22-3003495

                                  EXHIBIT INDEX


Exhibit     Description of Exhibit
------      ----------------------

  23.1      Consent of Coopers & Lybrand, L.L.P.